UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008 (December 16, 2008)

GMAC LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3754 (Commission File Number)	38-0572512 (IRS Employer Identification No.)

     200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Private Exchange Offers

     On December 16, 2008, GMAC LLC (“GMAC”) announced, among other matters, the results to date of its separate private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ (the “GMAC offers”) and Residential Capital, LLC’s (the “ResCap offers”) outstanding notes and an extension of the early delivery time with respect to the GMAC and ResCap offers. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

             (d)            Exhibits.

Exhibit No.
Description of Exhibit
99.1	Press release issued December 16, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008

GMAC LLC

By:	/s/ David J. DeBrunner
David J. DeBrunner Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.
Description of Exhibit
99.1	Press release issued December 16, 2008.